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                                 BMC INDUSTRIES, INC.
                            1996 MANAGEMENT INCENTIVE PLAN



OBJECTIVES
- ----------

    - To focus management's attention on division's annual profit performance and balance sheet management.

    - To recognize the extraordinary contributions of individual managers, in years when earnings exceed "Par" performance.



GLOSSARY OF TERMS
- -----------------

"Maximum" Performance -      That level of consolidated net earnings justifying
                             a "maximum" incentive award.

"Par" Performance -          The level of consolidated net earnings, as
                             approved by the Board, justifying a "target incentive award".

"Cut-in" Performance -       The minimum level of consolidated net earnings,
                             defined as 95% of "Par", justifying an incentive award.

"Target" Incentive -         The percent (%) of base pay when a 100% incentive
                             award is earned.

"Minimum" Incentive -        The percent (%) of base pay when a 50% incentive
                             award is earned.

"Maximum" Incentive -        The percent (%) of base pay when a 150% incentive
                             award is earned.

"BMC Earnings Threshold" -   The minimum level of consolidated net earnings
                             before a division participant in the Plan will be eligible for an incentive award.

"Division DCE Threshold" -   The "Cut-in" performance standard, expressed as
                             DCE, below which incentive will not be awarded.

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                        1996 MANAGEMENT INCENTIVE PLAN SUMMARY
                        --------------------------------------


PARTICIPANTS:           Elected officers and key managers.


PERFORMANCE STANDARDS:


    A.   1996 Corporate Performance Standards -

         "Maximum" performance is 108.3% of the "Par" consolidated net earnings.

         "Par" performance is the consolidated net earnings number, as approved by the Board.

         "Cut-in" performance is 95% of the "Par" consolidated net earnings.


    B.   1996 Division Performance Standards -

         The "BMC Earnings Threshold" is 75% of the 1996 Corporate "Cut-in" performance standard.

         The "DCE Threshold" is the "Cut-in" defined at the DCE line.

         "Par" performance is the BUDGETED operating earnings (budgeted DCE).



AWARD LEVELS:                     "Target" incentive awards range from
                                  10% to 57.25% of base salary, depending
                                  on level of responsibility.


ORGANIZATION WEIGHTING:           There is no organization weighting, i.e.,
                                  Corporate participants earn awards based on Corporate performance and division participants earn awards based on division performance.

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INCENTIVE OPPORTUNITY:            Individual incentive awards will be prorated
                                  and calculated based on the following, once the applicable "Thresholds" have been exceeded.

                                  -     150% of "Target" incentive is earned
                                        when reported earnings equal or exceed
                                        "Maximum".

                                  -     100% of "Target" incentive is earned
                                        when reported earnings equal "Par".

                                  -     50% of "Target" incentive is earned
                                        when reported earnings equal "Cut-in".

                                  -     No incentive will be paid when
                                        reported earnings fall below "Cut-in".

                                  -     Division/Corporate staff
                                        "Discretionary Incentive Pools" will
                                        be generated when earnings performance
                                        exceeds "Par".  The "Pool" will be 10%
                                        of the accrued incentive dollars at
                                        "Par".  Discretionary awards will be
                                        in addition to the incentive awards by
                                        formula.  However, such awards cannot
                                        exceed the "Pool" and must be approved
                                        by the CEO.

PAYMENT FORM:                     Cash.


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